EXHIBIT 99

[AMERICAN MEDICAL SECURITY GROUP, INC. LOGO]

                                                                  P.O. Box 19032
                                                        Green Bay, WI 54307-9032

                                                  FORE MORE INFORMATION CONTACT:
                                                                    Cliff Bowers
                                                                  Vice President
                                                        Corporate Communications
                                                                  (920) 661-2766

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NEWS RELEASE
for Immediate Release
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                    AMERICAN MEDICAL SECURITY GROUP ANNOUNCES
               EARLY TERMINATION OF HART-SCOTT-RODINO ACT WAITING PERIOD
                 AND DATE OF SPECIAL MEETING OF AMS SHAREHOLDERS


         GREEN BAY, Wis.- November 5, 2004 - American Medical Security Group, Inc. (NYSE: AMZ) (AMS) announced today that on November 4, 2004, the Antitrust Division of the Department of Justice and the Federal Trade Commission granted early termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 applicable to AMS' proposed merger with PacifiCare Health Systems, Inc. (NYSE:PHS).

         AMS also announced today that the date of the special meeting of shareholders of AMS to approve the proposed merger has been set as December 2, 2004. The date of the special meeting of shareholders was previously disclosed in the definitive proxy statement that was filed with the Securities and Exchange Commission and mailed to AMS' shareholders on November 1, 2004. The record date for the determination of shareholders entitled to receive notice of, and vote at, the special meeting is October 27, 2004.

         A more detailed description of the matters to be considered at the special meeting is included in the definitive proxy statement. It is anticipated that the proposed merger will be completed following approval by AMS' shareholders at the special meeting and the receipt of regulatory approvals and satisfaction of other conditions.

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CAUTIONARY STATEMENT: Some of the statements contained in this press release concerning the proposed merger are "forward-looking" statements within the meaning of the Private Securities Litigation Reform Act of 1995. Generally, forward-looking statements express expectations for or about the future, rather than historical fact. Forward-looking statements are subject to inherent risks and uncertainties that may cause actual results or events to differ materially from those contemplated by such statements. Such risks and uncertainties include, among others, the timing (including any possible delays) and receipt of regulatory approvals (including any conditions, limitations or restrictions placed on these approvals) of the proposed merger, and the risk that one or more governmental agencies may deny approval of the proposed merger; any delays in securing the approval of AMS' shareholders of the proposed merger, and the risk that AMS' shareholders do not approve the proposed merger; and other factors that may be referred to in AMS' reports filed with the Securities and Exchange Commission from time to time. Forward-looking statements made in this press release express expectations only as of the date they are made. AMS does not undertake any obligation to update or revise such statements as a result of new information or future events.

PacifiCare and AMS and their respective officers and directors may be deemed to be participants in the solicitation of proxies from shareholders of AMS with respect to the transactions contemplated by the merger agreement between PacifiCare and AMS. Information regarding the companies' officers and directors is included in their respective Definitive Proxy Statements for their 2004 Annual Meetings of Stockholders filed with the Securities and Exchange Commission in April 2004. These documents are available free of charge at the Securities and Exchange Commission web site at www.sec.gov, from PacifiCare at pacificare.com and from AMS at eAMS.com. Investors and security holders may obtain more detailed information about who may be deemed participants in the solicitation of proxies by reading AMS' definitive proxy statement regarding the proposed merger that was filed with the Securities and Exchange Commission and mailed to AMS' shareholders on November 1, 2004.

Furthermore, investors and security holders of AMS are urged to read AMS' definitive proxy statement because it contains important information about the proposed merger and the transactions contemplated by the merger agreement. Investors and security holders may obtain a free copy of AMS' definitive proxy statement and other documents filed with the Securities and Exchange Commission at the Commission's web site at www.sec.gov. AMS' definitive proxy statement and these other documents may also be obtained for free from AMS at eAMS.com.

American Medical Security Group, through its operating subsidiaries, markets health-care benefits and insurance products to small businesses, families and individuals. Insurance products of American Medical Security Group are underwritten by United Wisconsin Life Insurance Company. AMS serves customers nationwide through partnerships with professional, independent agents and quality health care providers.

References to websites contained in this press release are solely for informational purposes and none of the information contained in, or accessible from, such websites shall be deemed to be part of this press release.